Chase Vista
                                     Select
                             Growth and Income Fund
                                  Annual Report

                                October 31, 2000

CHASE VISTA SELECT GROWTH AND INCOME FUND

Chairman's Letter

                                                                December 4, 2000

Dear Shareholder:

We are pleased to present this annual report for the Chase Vista Select Growth and Income Fund for the year ended October 31, 2000.

Technology Roller-Coaster Dominates Stock Markets

While the U.S. economy remained healthy throughout the period, large-cap U.S. equities posted their lowest return for several years. The S&P 500 Index rose 6.08%, which compares with average returns of more than 20% in each of the previous five years. In the closing months of 1999, it appeared that this would be a period of strong returns. Technology stocks staged a magnificent rally, as New Economy euphoria gripped the stock market. The Internet appeared about to revolutionize commerce, and the large U.S. networking and semiconductor companies soared to new highs.

The rally continued through the early months of 2000, only to falter in the spring when dot-com businesses began to experience cash flow difficulties. In the months that followed, one technology stock after another came crashing to earth. The final setback came in the fall, when a number of companies warned that third-quarter profits would not meet expectations. The technology correction happened against a background of uncertainty regarding U.S. rates. During the summer there were concerns regarding whether Federal Reserve Board rates rises had succeeded in dampening runaway economic growth. Once it became clear during the late summer that growth was slowing, worries began to emerge regarding the effect on corporate profits.

But mid- and small-caps bucked the trend and quietly marched to new highs. The S&P MidCap 400 Index climbed 31.65% in the year, while the S&P SmallCap 600 Index gained 25.26%. Both groups were driven by buoyant earnings growth. Indeed, their earnings growth rates exceeded those of large caps for the first time in many years.

U.S. Treasury bonds, too, had a strong year. Following the three Fed rate rises in the 12 months - in February, March and May - evidence that the U.S. economy was indeed slowing fuelled a rally, particularly in longer dated maturities. Weak spots were corporate and mortgage bonds, where credit concerns undermined prices.

Promising Opportunities

Against a background of stock price volatility, there are now a number of large companies with promising growth rates trading at attractive valuations. Additionally, mid- and small-caps are expected to continue to report strong earnings. Subdued inflation should remove the need for further Fed rate rises, underpinning both equity and bond markets.

All of us at Chase thank you for your investment and look forward to helping you achieve your financial goals for many years to come.

Sincerely yours,



Fergus Reid
Chairman

CHASE VISTA SELECT GROWTH AND INCOME FUND
As of October 31, 2000 (Unaudited)


How the Fund Performed

Chase Vista Select Growth & Income Fund, which invests in large U.S. value stocks seeking capital growth, rose 9.63% in the year ended October 31, 2000. This compares with 9.68% for the S&P 500/BARRA Value Index.

How the Fund Was Managed

As technology stocks fell from grace in the latter half of the 12-month period, value stocks returned to favor. Companies in sectors like financials and pharmaceuticals were re-rated, generating strong Fund performance at precisely the time of greatest carnage in the technology sector.

While some financial companies began the year trading on price-to-book values (a measurement of net asset value) as low as two to three times, some of the more favored stocks finished the period on multiples as high as seven times. The dismantling in late 1999 of the Depression era Glass-Steagall Act sparked much of the revaluation. It had kept securities brokerage and commercial banking businesses separate. The move unleashed a wave of M&A activity as many financial institutions found it more effective to buy 'scale' than to build it. This allowed many financial stocks to be priced at close to true value.

Financial services companies with high exposure to corporate and investment banking activities performed well. Fund holdings American International Group, Citigroup, Morgan Stanley Dean Witter, Merrill Lynch and Bank of New York all made gains.

In healthcare, valuations rose from a less depressed level. These companies prospered as the threat of government intervention to reduce drug prices appeared to dissipate. The Fund's leading sector performers were Abbott Laboratories, American Home Products, Eli Lilly and Pharmacia.

Though the technology correction held back the Fund's performance, some tech arenas, such as information technology, made significant contributions. The manager reduced the semiconductor weighting throughout the year, captured gains from the late 1999/early 2000 rally, and minimized losses when technology sentiment turned. Stocks such as Altera, Intel and Texas Instruments contributed to gains.

Looking Ahead

The manager is currently seeking undervalued names from across the market. Many stocks with solid financial fundamentals are currently trading on reasonable valuations. If stocks continue to be volatile, the Fund will benefit from its conservative "value" mandate.

CHASE VISTA SELECT GROWTH AND INCOME FUND
As of October 31, 2000 (Unaudited)

Percentage of Total Portfolio Investments

[START PIE CHART]

Financial                               (30.9%)
Utilities                               (13.7%)
Energy                                  (12.6%)
Consumer Cyclicals                       (8.7%)
Health Care                              (7.8%)
Technology                               (6.7%)
Capital Goods                            (6.3%)
Cash Equivalents & Short-Term Paper      (6.2%)
Basic Materials                          (4.7%)
Consumer Staples                         (2.4%)

[END PIE CHART]

Top Ten Equity Holdings of the Portfolio

1. American International Group, Inc. (6.2%) Writes property, casualty and life insurance and provides a variety of insurance and insurance-related services through its subsidiaries in the United States and overseas.

2. Citigroup, Inc. (5.6%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

3. Exxon Mobil Corp. (5.2%) Operates petroleum and petrochemicals business on a worldwide basis. Operations include exploration and production of oil and gas, electric power generation and coal and minerals operations.

4. American Express Co. (3.4%) Through its subsidiaries, the Company provides travel-related, financial advisory and international banking services around the world. Its products include the American Express Card, the Optima Card and American Express Travelers Cheques.

5. Verizon Communications (3.4%) Provides wireline voice and data services, wireless services, Internet services and published directory information. The Company also provides network services for the federal government including business phone lines, data services, telecommunications equipment and payphones. Verizon has operations worldwide.

6. Wells Fargo Co. (3.0%) A diversified financial services company providing banking, insurance, investments, mortgage and consumer finance. The Company operates through physical stores, the Internet and other distribution channels across North America and elsewhere internationally.

7. Royal Dutch Petroleum Co., N.Y. Registered Shares (Netherlands) (2.9%) Involved in all phases of the petroleum and petrochemicals industries from exploration to final processing, delivery and marketing.

8. Bank of New York Co., Inc. (2.7%) Through its subsidiaries, the Company provides a complete range of banking and other financial services to corporations and individuals worldwide. Its services include securities servicing and cash processing, corporate banking, asset-based lending, private and retail banking, asset management and financial market services.

9. Pharmacia Corp. (2.7%) Researches, manufactures and sells pharmaceuticals worldwide. The Company's pharmaceutical segment includes prescription products for humans and animals, bulk pharmaceuticals and contract manufacturing. Its agricultural products segment is comprised of agricultural chemicals, seeds and genomics, as well as animal productivity and nutrition research.

10. Morgan Stanley Dean Witter & Co. (2.4%) Provides financial and investment products and services worldwide. The Company offers securities investment, asset management and credit and transaction services. Its products include mutual funds and Discover credit cards.

Top 10 equity holdings comprise 37.5% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SELECT GROWTH AND INCOME FUND
As of October 31, 2000 (Unaudited)

Average Annual Total Returns

                                    1 Year    5 Years   10 Years
---------------------------------------------------------------------
Select Growth & Income Fund         9.63%     16.23%     18.60%
---------------------------------------------------------------------

10-Year Performance (10/31/90 to 10/31/00)

Chase Vista Select Growth Income Fund
S&P 500/BARRA Value Index
Lipper Multi-Cap Value Funds Index

[START MOUNTAIN CHART]

                 Chase Vista         S&P/Barra 500      Lipper Multi-Cap
            Growth & Income Fund      Value Index         Value Index
10/31/90           9,425.00            10,000.00           10,000.00
10/31/91          15,325.95            13,617.24           13,142.23
10/31/92          17,216.03            15,189.18           14,475.19
10/31/93          20,739.96            16,072.46           17,348.48
10/31/94          20,772.51            16,952.36           18,006.41
10/31/95          24,467.72            21,989.95           21,625.56
10/31/96          29,262.43            27,205.39           26,069.19
10/31/97          37,700.97            36,536.19           33,699.05
10/31/98          41,128.68            48,248.13           35,319.37
10/31/99          46,402.16            61,311.87           38,813.11
10/31/00             50,514               67,253              42,641

[END MOUNTAIN CHART]

Source: Lipper Analytical Services. Past Performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 01/06/98. The performance presented above includes performance of the Chase Vista Growth and Income Fund for the period 10/31/90 to 01/05/98, and is unadjusted to reflect the expense structure of the Select Growth and Income Fund.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the unmanaged average and index does not include sales charge, but includes reinvestment of all distributions. The S&P 500/BARRA Value Index contains large U.S. companies with low price-to-book ratios relative to the S&P 500. The Lipper Multi-Cap Value Funds Average consists of funds with a variety of market capitalizations. Investors cannot invest directly in an index.

Chase Vista Select Growth and Income Fund
Statement of Assets and Liabilities October 31, 2000
(Amounts in Thousands, Except Per Share Amount)

ASSETS:
     Investment in Growth and Income Portfolio, at value (Note 1)                     $ 530,159
     Deferred organization costs                                                             10
     Other assets                                                                             3
     Receivables:
         Fund shares sold                                                                 1,242
                                                                                      ---------
             Total Assets                                                               531,414
                                                                                      ---------

LIABILITIES:
     Accrued liabilities: (Note 2)
         Administration fees                                                                 44
         Other                                                                              246
                                                                                      ---------
             Total Liabilities                                                              290
                                                                                      ---------

NET ASSETS:
     Paid in capital                                                                    391,491
     Accumulated undistributed net investment income                                      4,140
     Accumulated net realized gain on investment transactions                            47,258
     Net unrealized appreciation of investments                                          88,235
                                                                                      ---------
             Total Net Assets                                                         $ 531,124
                                                                                      =========

Shares of beneficial interest outstanding
($.001 par value; unlimited number of shares authorized)                                 10,023

Net Asset Value
(maximum offering price and redemption price per share)                                  $52.99
                                                                                      =========


                       See notes to financial statements.

Chase Vista Select Growth and Income Fund
Statement of Operations For the year ended October 31, 2000
(Amounts in Thousands)

INVESTMENT INCOME:
     Investment income from Portfolio                                                      $  8,251
     Foreign taxes withheld                                                                     (57)
     Expenses from Portfolio                                                                 (2,578)
                                                                                           ---------
         Total investment income                                                              5,616
                                                                                           ---------

EXPENSES: (Note 2)
     Administration fees                                                                        541
     Accounting fees                                                                             12
     Printing and postage                                                                        43
     Professional fees                                                                           24
     Registration expenses                                                                        5
     Transfer agent fees                                                                          5
     Trustees' fees                                                                              15
     Other                                                                                       14
                                                                                           ---------
         Total expenses                                                                         659
                                                                                           ---------
             Net investment income                                                            4,957
                                                                                           ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                                                        44,730
     Change in net unrealized depreciation of investments                                      (183)
                                                                                           ---------
         Net realized and unrealized gain on investments                                     44,547
                                                                                           ---------
     Net increase in net assets from operations                                            $ 49,504
                                                                                           =========


                       See notes to financial statements.

Chase Vista Select Growth and Income Fund
Statement of Changes in Net Assets For the year ended October 31,
(Amounts in Thousands)

                                                                                           2000            1999
                                                                                       ----------       ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
     Net investment income                                                             $   4,957        $   6,054
     Net realized gain on investments                                                     44,730           29,794
     Change in net unrealized appreciation/depreciation of investments                      (183)          34,750
                                                                                       ----------       ----------
         Increase in net assets from operations                                           49,504           70,598
                                                                                       ----------       ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                (1,157)          (6,154)
     Net realized gain on investment transactions                                         (4,914)             --
                                                                                       ----------       ----------
         Total distributions to shareholders                                              (6,071)          (6,154)
                                                                                       ----------       ----------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued                                                          32,829           24,475
     Dividends reinvested                                                                  6,070            6,154
     Cost of shares redeemed                                                            (103,712)         (60,866)
                                                                                       ----------       ----------
         Decrease from capital share transactions                                        (64,813)         (30,237)
                                                                                       ----------       ----------
         Total increase (decrease) in net assets                                         (21,380)          34,207

NET ASSETS:
     Beginning of period                                                                 552,504          518,297
                                                                                       ----------       ----------
     End of period                                                                     $ 531,124        $ 552,504
                                                                                       ==========       ==========

SHARE TRANSACTIONS:
     Issued                                                                                  641              501
     Reinvested                                                                              124              127
     Redeemed                                                                             (2,045)          (1,237)
                                                                                       ----------       ----------
     Change in shares                                                                     (1,280)            (609)
                                                                                       ==========       ==========


                       See notes to financial statements.

Chase Vista Select Growth and Income Fund
Notes to Financial Statements (continued)

--------------------------------------------------------------------------------

1.       Organization and Significant Accounting Policies.

         Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Chase Vista Select Growth and Income Fund ("SGI") or, the "Fund," is a separate series of the Trust.

         The Chase Vista Select Growth and Income Fund utilizes the Master Feeder structure. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Growth and Income Portfolio (the "Portfolio") which, like the Fund, is an open-end management investment company having the same investment objectives as the Fund. As of October 31, 2000, SGI owned 24.06% of the net assets of the Growth and Income Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Financial Statements of the Fund.

         The following is a summary of significant accounting policies followed by the Fund: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A. Valuation of investments - Investments are recorded in the Portfolio at value. Securities of the Portfolio are recorded at value as more fully discussed in the notes to those financial statements.

         B. Investment income and expenses - SGI records daily its pro rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements from the Portfolio.

         C. Organization costs - Organization and initial registration costs incurred in connection with establishing the Fund have been deferred and are being amortized on a straight line basis over a sixty month period beginning at the commencement of operations of the Fund.

         D. Federal Income Taxes - The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provisions for Federal income tax or excise tax are necessary.

         E. Distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition
                  - "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The reclassifications for the Fund are as follows:
                  Paid in capital was decreased by $3,147,964, accumulated undistributed net investment income decreased by $484, and

Chase Vista Select Growth and Income Fund
Notes to Financial Statements (continued)

--------------------------------------------------------------------------------

                  accumulated net realized gain was increased by $3,148,448, due primarily to the character for tax purposes of master feeder allocations of realized gains and losses.

                  Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

         F. Expenses - Expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis.

2.       Fees and Other Transactions with Affiliates.

         A. Distribution and sub-administration fees - Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of the Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff, and office space for an annual fee of 0.05% of the average daily net assets of the Fund.

         B. Administration fee - Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from SGI a fee computed at the annual rate equal to 0.05% of the Fund's average daily net assets.

         C. Other - Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

3.       Concentration of Shareholders.

         At October 31, 2000, all shares outstanding for the Fund are owned by the participants in the 401(k) Savings Plan of the Chase Manhattan Bank.

4.       Trustee Compensation.

         The Fund adopted an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses of $4,122 for the year ended October 31, 2000 are included in Trustees' fees in the Statement of Operations, and accrued pension liability of $20,627 is included in Other Accrued liabilities in the Statement of Assets and Liabilities.

5.       Subsequent Event.

         On September 13, 2000, The Chase Manhattan Corporation and J.P. Morgan & Co. Incorporated announced that they have entered into an agreement and plan of merger. The transaction is expected to close in December 2000 and is subject to approval by shareholders of both companies.

Chase Vista Select Growth and Income Fund

Financial Highlights For the periods indicated

                                                                    Year          Year       1/06/98*
                                                                   Ended         Ended       Through
Per Share Operating Performance                                  10/31/2000     10/31/99    10/31/1998
                                                                 ----------     --------    ----------
Net asset value, beginning of period                               $ 48.88       $ 43.51      $ 42.00
                                                                   -------       -------      -------
Income from investment operations:
     Net investment income                                            0.49          0.53         0.38
     Net gains on investments (both realized and unrealized)          4.18          5.37         1.47
                                                                   -------       -------      -------
         Total from investment operations                             4.67          5.90         1.85
                                                                   -------       -------      -------
Distributions to shareholders from:
     Dividends from net investment income                             0.11          0.53         0.34
     Distributions from capital gains                                 0.45          --           --
                                                                   -------       -------      -------
         Total distributions                                          0.56          0.53         0.34
                                                                   -------       -------      -------
Net asset value, end of period                                     $ 52.99       $ 48.88      $ 43.51
                                                                   =======       =======      =======

Total return                                                         9.63%        13.57%        4.38%

Ratios/Supplemental Data:
     Net assets, end of period (millions)                             $531          $553         $518
Ratios to Average Net Assets: #
     Expenses                                                        0.60%         0.59%        0.61%
     Net investment income                                           0.92%         1.08%        1.04%

----------------

* Commencement of operations.
# Short periods have been annualized.


                       See Notes to Financial Statements.

To the Trustees and Shareholders of
Mutual Fund Group

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chase Vista Select Growth & Income Fund (a separate portfolio of Mutual Fund Group, hereafter referred to as the "Trust") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period January 6, 1998 (commencement of operations) through October 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluting the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 11, 2000

GROWTH AND INCOME PORTFOLIO
Portfolio of Investments

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
--------------------------------------------------------------------------------
      Long-Term Investments -- 93.7%
--------------------------------------------------------------------------------
                COMMON STOCK -- 92.8%
                Aerospace -- 1.2%
       387      Boeing Co.                                            $   26,243

                Automotive -- 2.7%
     1,601      Ford Motor Co.                                            41,826
       282      General Motors Corp.                                      17,538
                                                                      ----------
                                                                          59,364

                Banking -- 5.7%
     1,035      Bank of New York Co., Inc.                                59,577
     1,410      Wells Fargo Co.                                           65,301
                                                                      ----------
                                                                         124,878

                Chemicals -- 2.2%
       346      Dow Chemical Co.                                          10,593
       859      E.I. DuPont de Nemours Co.                                38,991
                                                                      ----------
                                                                          49,584

                Computers/Computer Hardware -- 0.9%
       200      Hewlett-Packard Co.                                        9,288
       106      International Business Machines Corp.                     10,441
                                                                      ----------
                                                                          19,729

                Consumer Products -- 0.7%
       428      Philip Morris Companies, Inc.                             15,686

                Diversified -- 3.1%
       800      General Electric Co.                                      43,866
       416      Tyco International LTD (Bermuda)                          23,582
                                                                      ----------
                                                                          67,448

                Financial Services -- 17.3%
     1,257      American Express Co.                                      75,402
     2,345      Citigroup, Inc.                                          123,419
       313      Fannie Mae                                                24,124
       288      J.P. Morgan & Co.                                         47,664
       696      Merrill Lynch & Co., Inc.                                 48,720
       671      Morgan Stanley Dean Witter & Co.                          53,858
        94      State Street Corp.                                        11,775
                                                                      ----------
                                                                         384,962

                Food/Beverage Products -- 2.4%
       500      Anheuser-Busch Companies, Inc.                            22,875
       270      PepsiCo, Inc.                                             13,078
       339      Sysco Corp.                                               17,692
                                                                      ----------
                                                                          53,645

                Insurance -- 7.8%
     1,399      American International Group, Inc.                       137,097
       264      Marsh & McLennan Companies, Inc.                          34,479
                                                                      ----------
                                                                         171,576

                Machinery & Engineering Equipment -- 1.7%
       600      Caterpillar, Inc.                                         21,038
       375      Dover Corp.                                               15,914
                                                                      ----------
                                                                          36,952

                Manufacturing -- 0.9%
       353      Honeywell International, Inc.                             18,996


                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
--------------------------------------------------------------------------------
      Long-Term Investments -- Continued
--------------------------------------------------------------------------------
                Metals/Mining -- 0.5%
       419      Alcoa, Inc.                                           $   12,026

                Multi-Media -- 4.1%
     1,013      The Walt Disney Co.                                       36,278
       146      Time Warner, Inc.                                         11,083
       771      Viacom, Inc., Class B*                                    43,861
                                                                      ----------
                                                                          91,222

                Office/Business Equipment -- 0.6%
     1,450      Xerox Corp.                                               12,234

                Oil & Gas -- 12.6%
       213      BP Amoco PLC, ADR (United Kingdom)                        10,860
       603      Chevron Corp.                                             49,511
     1,283      Exxon Mobil Corp.                                        114,457
       450      Halliburton Co.                                           16,678
     1,077      Royal Dutch Petroleum Co., N.Y. Registered Shares
                 (Netherlands)                                            63,971
       303      Schlumberger LTD                                          23,066
                                                                      ----------
                                                                         278,543

                Paper/Forest Products -- 2.0%
       470      International Paper Co.                                   17,230
       308      Weyerhaeuser Co.                                          14,457
       335      Willamette Industries                                     12,165
                                                                      ----------
                                                                          43,852

                Pharmaceuticals -- 7.8%
       836      Abbott Laboratories                                       44,151
       564      American Home Products Corp.                              35,814
       214      Eli Lilly & Co.                                           19,126
       333      Pfizer, Inc.                                              14,381
     1,065      Pharmacia Corp.                                           58,577
                                                                      ----------
                                                                         172,049

                Retailing -- 1.2%
        40      Kohls Corp.*                                               2,168
       868      Target Corp.                                              23,978
                                                                      ----------
                                                                          26,146

                Semi-Conductors -- 2.8%
       394      Altera Corp.*                                             16,129
       350      Intel Corp.                                               15,750
       591      Texas Instruments, Inc.                                   28,996
                                                                      ----------
                                                                          60,875

                Telecommunications -- 8.7%
       719      AT&T Corp.                                                16,675
     1,109      BellSouth Corp.                                           53,579
       627      SBC Communications, Inc.                                  36,170
     1,291      Verizon Communications                                    74,659
       433      WorldCom, Inc.*                                           10,272
                                                                      ----------
                                                                         191,355

                Telecommunications Equipment -- 1.8%
     1,054      Motorola, Inc.                                            26,284
       297      Nortel Networks Corp. (Canada)                            13,514
                                                                      ----------
                                                                          39,798


                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
--------------------------------------------------------------------------------
      Long-Term Investments -- Continued
--------------------------------------------------------------------------------
                Utilities -- 4.1%
       202      Dominion Resources, Inc.                            $     12,032
       400      DQE, Inc.                                                 13,975
       284      Duke Energy Corp.                                         24,548
       491      Enron Corp.                                               40,293
                                                                    ------------
                                                                          90,848
--------------------------------------------------------------------------------
                Total Common Stock                                     2,048,011
                (Cost $1,637,799)
              ------------------------------------------------------------------
                CONVERTIBLE PREFERRED STOCK -- 0.9%
                Telecommunications -- 0.9%
       250      Qwest Trends Trust, 5.75%, 11/17/03                       20,219
                (Cost $10,438)
--------------------------------------------------------------------------------
                Total Long-Term Investments                            2,068,230
                (Cost $1,648,237)
--------------------------------------------------------------------------------

      Short-Term Investment -- 6.2%
--------------------------------------------------------------------------------
Principal
Amount


                REPURCHASE AGREEMENT -- 6.2%
  $137,574      Greenwich Capital Markets, Inc., Tri Party, 6.55%,
                 due 11/01/00, (Dated 10/31/00, Proceeds
                 $137,599, Secured by GNMA, $140,079, 6.00%
                 through 11.50%, due 04/15/13 through 10/15/30;
                 Market Value $140,328)                                  137,574
                 (Cost $137,574)
--------------------------------------------------------------------------------
                Total Investments -- 99.9%                            $2,205,804
                (Cost $1,785,811)
--------------------------------------------------------------------------------


                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
Portfolio of Investments

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
--------------------------------------------------------------------------------
      Long-Term Investments -- 96.4%
--------------------------------------------------------------------------------
                COMMON STOCK -- 96.4%
                Advertising -- 1.5%
       335      True North Communications, Inc.                          $12,625

                Apparel -- 1.1%
       350      Jones Apparel Group, Inc.*                                 9,734

                Banking -- 3.8%
       290      Cullen/Frost Bankers, Inc.                                 9,661
       210      TCF Financial Corp.                                        8,492
       250      Zions Bancorp.                                            14,359
                                                                        --------
                                                                          32,512

                Biotechnology -- 1.2%
       240      Chiron Corp.*                                             10,395

                Broadcasting/Cable -- 1.1%
       200      AT&T Corp. -- Liberty Media Group, Class A*                3,600
       145      Univision Communications, Inc., Class A*                   5,546
                                                                        --------
                                                                           9,146

                Business Services -- 8.1%
       390      ACNielsen Corp.*                                           9,336
       256      Acxiom Corp.*                                             10,292
       225      Affiliated Computer Services, Inc., Class A*              12,530
       450      Concord EFS, Inc.*                                        18,590
       250      Manpower, Inc.                                             8,703
       200      Sungard Data Systems, Inc.*                               10,225
                                                                        --------
                                                                          69,676

                Chemicals -- 2.3%
       265      Cytec Industries, Inc.*                                    9,176
       135      FMC Corp.*                                                10,260
                                                                        --------
                                                                          19,436

                Computer Software -- 2.3%
       340      Rational Software Corp.*                                  20,294

                Construction -- 2.3%
       190      American Standard Companies, Inc.*                         8,716
       346      Lennar Corp.                                              11,099
                                                                        --------
                                                                          19,815

                Electronics/Electrical Equipment -- 11.2%
       225      Amphenol Corp., Class A*                                  14,456
       350      APW LTD.*                                                 16,166
       126      Coherent, Inc.*                                            4,386
       200      PerkinElmer, Inc.                                         23,899
        80      Sanmina Corp.*                                             9,145
       475      Sensormatic Electronics Corp.*                             8,550
       150      Symbol Technologies, Inc.                                  6,816
       450      Vishay Intertechnology, Inc.*                             13,500
                                                                        --------
                                                                          96,918

                Entertainment/Leisure -- 2.3%
       350      Harrah's Entertainment, Inc.*                             10,019
       800      Park Place Entertainment Corp.*                           10,200
                                                                        --------
                                                                          20,219


                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
--------------------------------------------------------------------------------
      Long-Term Investments -- Continued
--------------------------------------------------------------------------------
                Financial Services -- 2.7%
       230      A.G. Edwards, Inc.                                       $11,673
       180      Lehman Brothers Holdings, Inc.                            11,610
                                                                        --------
                                                                          23,283

                Food/Beverage Products -- 1.2%
       300      Pepsi Bottling Group, Inc.                                10,388

                Health Care/Health Care Services -- 6.8%
       200      Cytyc Corp.*                                              11,875
       250      Dentsply International, Inc.                               8,672
       900      Health Management Associates, Inc., Class A*              17,831
       350      Oxford Health Plans, Inc.*                                11,813
       185      Stryker Corp.                                              8,718
                                                                        --------
                                                                          58,909

                Insurance -- 5.2%
       450      Ace LTD (Bermuda)                                         17,662
       200      AXA Financial, Inc.                                       10,813
       230      Radian Group, Inc.                                        16,301
                                                                        --------
                                                                          44,776

                Machinery & Engineering Equipment -- 1.7%
       210      Dover Corp.                                                8,912
       140      Zebra Technologies Corp., Class A*                         6,134
                                                                        --------
                                                                          15,046

                Oil & Gas -- 8.6%
       470      Anadarko Petroleum Corp.                                  30,103
        65      BJ Services Co.*                                           3,408
       240      Cooper Cameron Corp.*                                     13,080
       475      Global Marine, Inc.*                                      12,588
       130      Nicor, Inc.                                                4,591
       375      Tosco Corp.                                               10,734
                                                                        --------
                                                                          74,504

                Paper/Forest Products -- 1.1%
       250      Willamette Industries                                      9,078

                Pharmaceuticals -- 8.7%
       100      Alza Corp.*                                                8,094
       520      Biovail Corp. International (Canada)*                     21,872
       140      Forest Laboratories Inc., Class A*                        18,550
       160      Medimmune, Inc.*                                          10,460
        85      Sepracor, Inc.*                                            5,791
       160      Watson Pharmaceuticals, Inc.*                             10,010
                                                                        --------
                                                                          74,777

                Pipelines -- 3.3%
       125      Columbia Energy Group                                      8,992
       220      El Paso Energy Corp.                                      13,791
       100      National Fuel Gas Co.                                      5,363
                                                                        --------
                                                                          28,146

                Printing & Publishing -- 0.9%
       400      A.H. Belo Corp., Class A                                   7,675

                Real Estate Investment Trust -- 1.2%
       130      Equity Residential Properties Trust                        6,118
       206      ProLogis Trust                                             4,326
                                                                        --------
                                                                          10,444


                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of October 31, 2000
(Amounts in Thousands)

    Shares      Issuer                                                     Value
--------------------------------------------------------------------------------
      Long-Term Investments -- Continued
--------------------------------------------------------------------------------
                Restaurants/Food Services -- 1.9%
       415      Brinker International, Inc.*                           $  16,289

                Retailing -- 1.6%
       425      BJ's Wholesale Club, Inc.*                                13,998

                Semi-Conductors -- 6.0%
       305      Altera Corp.*                                             12,486
       350      Atmel Corp.*                                               5,228
       413      Microchip Technology, Inc.*                               13,045
       110      Veeco Instruments, Inc.*                                   7,277
       200      Vitesse Semiconductor Corp.*                              13,988
                                                                       ---------
                                                                          52,024

                Shipping/Transportation -- 0.9%
       150      C.H. Robinson Worldwide, Inc.                              8,203

                Telecommunications -- 2.0%
       145      U.S. Cellular Corp.*                                       9,280
       170      Western Wireless Corp., Class A*                           8,075
                                                                       ---------
                                                                          17,355

                Telecommunications Equipment -- 1.6%
       125      Comverse Technology, Inc.*                                13,969

                Utilities -- 3.8%
       265      AGL Resources, Inc.                                        5,399
       300      Alliant Energy Corp.                                       9,094
       200      American Water Works, Inc.                                 4,875
       200      Energy East Corp.                                          4,038
       350      Scana Corp.                                                9,275
                                                                       ---------
                                                                          32,681
--------------------------------------------------------------------------------
                Total Long-Term Investments                              832,315
                (Cost $612,053)
--------------------------------------------------------------------------------

      Short-Term Investment -- 5.0%
--------------------------------------------------------------------------------
Principal
Amount


                REPURCHASE AGREEMENT -- 5.0%
   $43,338      Greenwich Capital Markets, Inc., Tri Party, 6.55%,
                 due 11/01/00, (Dated 10/31/00, Proceeds $43,346,
                 Secured by U.S. Government Agency Obligations,
                 $44,715, 6.50% through 6.75%, due 06/18/21
                 through 09/15/23; Market Value $44,205)                  43,338
                (Cost $43,338)
--------------------------------------------------------------------------------
                Total Investments -- 101.4%                             $875,653
                (Cost $655,391)
--------------------------------------------------------------------------------


INDEX:
*       -- Non-income producing security.
ADR     -- American Depositary Receipt.
GNMA    -- Government National Mortgage Association


                       See notes to financial statements.

GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
Statement of Assets and Liabilities As of October 31, 2000

(Amounts in Thousands)

                                                           Growth and
                                                             Income     Capital Growth
                                                            Portfolio      Portfolio
---------------------------------------------------------------------------------------
    ASSETS:
      Investment securities, at value (Note 1) ..........  $2,205,804      $875,653
      Other assets ......................................           7             3
      Receivables:
          Interest and dividends ........................       2,695           329
---------------------------------------------------------------------------------------
            Total Assets ................................   2,208,506       875,985
---------------------------------------------------------------------------------------
    LIABILITIES:
      Payables:
          Investment securities purchased ...............          --        11,696
      Accrued liabilities: (Note 2)
          Investment advisory fees ......................         727           282
          Administration fees ...........................          91            35
          Custodian fees ................................          24            11
          Other .........................................         314           230
---------------------------------------------------------------------------------------
            Total Liabilities ...........................       1,156        12,254
---------------------------------------------------------------------------------------
    NET ASSETS APPLICABLE TO INVESTORS'
    BENEFICIAL INTERESTS ................................  $2,207,350      $863,731
---------------------------------------------------------------------------------------
      Cost of investments ...............................  $1,785,811      $655,391
---------------------------------------------------------------------------------------


                       See notes to financial statements.

GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
Statement of Operations For the year ended October 31, 2000

(Amounts in Thousands)

                                                           Growth and
                                                             Income     Capital Growth
                                                            Portfolio      Portfolio
---------------------------------------------------------------------------------------
    INVESTMENT INCOME:
      Dividend ..........................................  $   32,526       $ 6,696
      Interest ..........................................       3,885         2,388
      Foreign taxes withheld ............................        (246)           --
---------------------------------------------------------------------------------------
            Total investment income .....................      36,165         9,084
---------------------------------------------------------------------------------------
    EXPENSES: (Note 2)
      Investment advisory fees ..........................       9,573         3,572
      Administration fees ...............................       1,197           447
      Custodian fees ....................................         136            72
      Accounting fees ...................................          39            30
      Professional fees .................................          70            52
      Trustees' fees ....................................          55            20
      Other .............................................         125            28
---------------------------------------------------------------------------------------
            Total expenses ..............................      11,195         4,221
---------------------------------------------------------------------------------------
      Less earnings credits (Note 2B) ...................          55            23
---------------------------------------------------------------------------------------
            Net expenses ................................      11,140         4,198
---------------------------------------------------------------------------------------
                  Net investment income .................      25,025         4,886
---------------------------------------------------------------------------------------
    REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments ..................     322,821       168,249
      Change in net unrealized appreciation/
      depreciation of investments .......................    (123,018)       39,433
---------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments ...     199,803       207,682
---------------------------------------------------------------------------------------
      Net increase in net assets from operations ........  $  224,828      $212,568
---------------------------------------------------------------------------------------


                       See notes to financial statements.

GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
Statement of Changes in Net Assets For the year ended October 31,

(Amounts in Thousands)

                                               Growth and
                                                 Income                   Capital Growth
                                               Portfolio                     Portfolio
-----------------------------------------------------------------------------------------------
                                          2000           1999           2000           1999
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS:
  Net investment income ...........   $    25,025    $    34,082    $     4,886    $     3,754
  Net realized gain on
  investments .....................       322,821        426,148        168,249        185,113
  Change in net unrealized
  appreciation/depreciation of
  investments .....................      (123,018)       (86,911)        39,433        (28,226)
-----------------------------------------------------------------------------------------------
    Increase in net assets
    from operations ...............       224,828        373,319        212,568        160,641
-----------------------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS'
BENEFICIAL INTERESTS:
  Contributions ...................       147,832        480,886        469,249        877,944
  Withdrawals .....................      (789,064)      (982,596)      (759,382)    (1,288,947)
-----------------------------------------------------------------------------------------------
    Net decrease from
    transactions in investors'
    beneficial interests ..........      (641,232)      (501,710)      (290,133)      (411,003)
-----------------------------------------------------------------------------------------------
       Total decrease in net assets      (416,404)      (128,391)       (77,565)      (250,362)
NET ASSETS:
  Beginning of period .............     2,623,754      2,752,145        941,296      1,191,658
-----------------------------------------------------------------------------------------------
  End of period ...................   $ 2,207,350    $ 2,623,754    $   863,731    $   941,296
-----------------------------------------------------------------------------------------------

                       See notes to financial statements.

GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Growth and Income Portfolio ("GIP") and Capital Growth Portfolio ("CGP"), (the "Portfolios") are separately registered under the Investment Company Act of 1940, as amended, as non-diversified, open end management investment companies organized as trusts under the laws of the State of New York. Each declaration of trust permits the Trustees to issue beneficial interests in the respective Portfolios.

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
PORTFOLIOS:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

     B. REPURCHASE AGREEMENTS -- It is the Portfolios' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolios' custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

     C. FUTURES CONTRACTS -- When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

     Index futures contracts are used to control the asset mix of the Portfolios in the most efficient manner. Short index futures contracts are used for

GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly. Use of long futures contracts subject the Portfolios to risk of loss up to the nominal value of the contract. Use of short futures contracts subject the Portfolios to unlimited losses.

     The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade. As of October 31, 2000, the Portfolios had no outstanding futures contracts.

     D. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     E. FEDERAL INCOME TAXES -- The Portfolios intend to continue to qualify as partnerships and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolios. The investors in the Portfolios must take into account their proportionate share of the Portfolios' income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolios do not intend to distribute to investors their net investment income or their net realized gains, if any. It is intended that the Portfolios will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

     F. EXPENSES -- Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated on another reasonable basis.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolios. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolios and for such services is paid a fee.

     The fee is computed daily and paid monthly at an annual rate equal to 0.40% of each Portfolio's average daily net assets.

     Chase Fleming Asset Management (USA) Inc. ("CFAM (USA)"), a registered investment advisor, is the sub-investment advisor to each of the Portfolios pursuant to a Sub-Investment Advisory Agreement between CFAM (USA) and Chase. CFAM (USA), formerly Chase Asset Management Inc., is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of each Portfolio's average daily net assets.

GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     B. CUSTODIAN FEES -- Chase, as Custodian, provides safekeeping services for the Portfolios' securities. Compensation for such services is presented in the Statement of Operations as custodian fees. In addition, custodian fees are subject to reduction by credits earned by each Portfolio, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations. The Portfolios could have invested the cash balances utilized in connection with the earnings credits arrangements in income producing assets if they had not entered into such arrangements.

     C. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trusts. For these services and facilities, the Administrator receives from each Portfolio a fee computed at the annual rate equal to 0.05% of the respective Portfolio's average daily net assets.

3.   INVESTMENT TRANSACTIONS

For the year ended October 31, 2000, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

                                                       GIP               CGP
-------------------------------------------------------------------------------
    Purchases (excluding U.S. Government) ...... $  690,394          $572,612
    Sales (excluding U.S. Government) ..........  1,319,968           818,006
    Purchases of U.S. Government ...............          -                 -
    Sales of U.S. Government ...................          -               585


The portfolio turnover rates of GIP and CGP for the year ended October 31, 2000, were 30% and 66% respectively.

4.   FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2000, are as follows (in thousands):

                                                     GIP               CGP
-------------------------------------------------------------------------------
    Aggregate cost ............................. $1,788,611         $655,557
                                                 ----------         --------
    Gross unrealized appreciation .............. $  505,969         $242,300
    Gross unrealized depreciation ..............    (88,776)         (22,204)
                                                 ----------         --------
    Net unrealized appreciation ................ $  417,193         $220,096
                                                 ==========         ========


5.   CONCENTRATIONS

At October 31, 2000, CGP invested 21.0% of its portfolio in securities issued by technology sector companies, such as computer hardware and software companies, internet connectivity providers and telecommunications equipment manufacturers. Valuations of companies in the technology sector are typically subject to greater volatility than other sectors.

GROWTH AND INCOME AND CAPITAL GROWTH PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.   TRUSTEE COMPENSATION

The Portfolios have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolios who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 2000, included in Trustees Fees in the Statement of Operations, and accrued pension liability included in other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows (in thousands):

                                                                       Accrued
                                                     Pension           Pension
                                                    Expenses          Liability
-------------------------------------------------------------------------------
    GIP                                                  $20             $118
    CGP                                                    7               54


7.   BANK BORROWINGS

The Portfolios may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Portfolio's total assets must be repaid before the Portfolio may make additional investments. The Portfolios have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolios also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Portfolios had no borrowings outstanding at October 31, 2000, nor at any point during the year then ended.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Beneficial Unit Holders of Growth and Income Portfolio and Capital Growth Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Growth and Income Portfolio and Capital Growth Portfolio (the "Portfolios") at October 31, 2000, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 11, 2000